UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):		April 26, 2005
GS Financial Corp.
(Exact Name of Registrant as Specified in its Charter)
Louisiana	0-22269	72-1341014
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3798 Veterans Blvd.
Metairie, LA 70002
(Address of Principal Executive Offices)
(504) 457-6220
Registrant's Telephone Number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below it the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Results Of Operations And Financial Condition

On April 26, 2005 Albert J. Zahn, Jr. was appointed Chairman of the Board of the Company and the Association.  A copy of the press release announcing Mr. Zahn’s appointment was filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01

Financial Statements And Exhibits

a)

None

a)

None

b)

Exhibits.

99.1	Press Release dated April 27, 2005

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GS FINANCIAL CORP.

Date:	April 29, 2005
By:	/s/ Ralph E. Weber
Ralph E. Weber Interim President and Chief Executive Officer